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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) October 28, 2003


                        Medialink Worldwide Incorporated
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                         (State or Other Jurisdiction of
                         incorporation or organization)


          0-21989                                       52-1481284
   (Commission File No.)                             (I.R.S. Employer
                                                  Identification Number)



                      708 Third Avenue, New York, NY 10017
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (212)682-8300
                                  -------------
               Registrant's telephone number, including area code


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Item 12. Results of Operations and Financial Condition.


     On October 28, 2003, Medialink Worldwide Incorporated issued a press release announcing its financial results for the three months and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit
99.1 to this current report and is incorporated herein by reference.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        Medialink Worldwide Incorporated

                                        By: /s/ J. Graeme McWhirter
                                            ---------------------------------
Dated:  November 3, 2003                Name: J. Graeme McWhirter
                                        Title: Chief Financial Officer




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                                Index to Exhibits



Exhibit
Number        Description
------        -----------
99.1          Press Release,  dated as of October 28, 2003,  entitled "Medialink
              2003 Third Quarter Revenue in Line with Guidance."